UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1.	Reports to Stockholders.

(a)    A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND

Emerging Markets Equity Fund

ANNUAL REPORT TO SHAREHOLDERS

October 31, 2023

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The average annual† total net of fees return of the LSV Emerging Markets Equity Fund, the benchmark MSCI Emerging Markets Index and the MSCI Emerging Markets Value Index for the trailing periods ending October 31, 2023 were as follows:

	One Year	Three Years	Since Inception
LSV Emerging Markets Equity Fund, Institutional Class Shares*	21.39%	8.91%	4.11%
Benchmark:
MSCI Emerging Markets Index	10.80%	-3.67%	0.45%
Value Benchmark:
MSCI Emerging Markets Value Index	13.43%	2.87%	0.14%

† Periods longer than one year are annualized.

* Year ended October 31, 2023.

Institutional Class Shares performance as of 9/30/23: 26.10% (1-year), 9.96% (3 Year) and 4.85% (Since Inception). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-FUND-LSV (888-386-3578). Inception date 1/17/2019.

The global equity market as measured by the MSCI ACWI Index was up 10.50% for the twelve months ended October 31, 2023. Returns were driven by a small group of U.S. mega-cap technology stocks that dominated for most of the period. The MSCI Emerging Markets Index was up 10.80% (in USD). From a style perspective, emerging markets value stocks (as measured by the MSCI Indices) outperformed growth over the period—the MSCI Emerging Markets Value Index was up 13.43% while the MSCI Emerging Markets Growth Index was up 8.33% (both in USD). From a sector perspective, Communication Services, Information Technology and Energy stocks outperformed while the Utilities, Materials and Industrials sectors lagged.

The LSV Emerging Markets Equity Fund, Institutional Class Shares, was up 21.39% for the period. The Fund’s deeper value bias added to relative performance over the last twelve months as value stocks broadly outperformed in emerging market economies over the period—stocks that were cheap on an earnings and cash flow basis performed particularly well and contributed positively to relative returns for the portfolio. Performance attribution further indicates that stock selection contributed positively to portfolio relative returns for the period while sector selection modestly detracted. Stock selection relative gains were primarily the result of the outperformance of deep value names within the Information Technology, Financials, and Industrials sectors—holdings within the Tech Hardware, Diversified Banks, Specialized Finance and Electrical Components industries performed particularly well. From a sector perspective, relative losses were primarily the result of our underweight positions in the Communication Services and Consumer Discretionary sectors; our overweight position in the Energy sector modestly added value. Top contributors included our overweight positions in REC Limited, Power Finance Corporation, Asia Vital Components, PetroChina, King Yuan Electronics, Powszechny Zakład Ubezpieczeń, Lenovo Group and Cyient. Not owning Meituan and JD.Com also added value. The main individual detractors included underweight positions in Taiwan Semiconductor and Alibaba Group as well as not owning Tencent Holdings, PetroBras, Pinduoduo Inc, Netease, SK Hynix and Naspers. Our overweights to Matahari Department Store, Camil Alimentos, Impala Platinum and JBS also detracted.

The Fund continues to trade at a significant discount to the overall market as well as to the value benchmark. The Fund is trading at 7.5x forward earnings compared to 13.0x for the MSCI Emerging Markets Index, 0.9x book value compared to 1.5x for the MSCI Emerging Markets Index and 5.2x cash flow compared to 9.3x for the

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

MSCI Emerging Markets Index. Sector weightings are a result of our bottom-up stock selection process, subject to constraints at the sector and industry levels. The Fund is currently overweight Industrials, Energy and Utilities while underweight the Consumer Discretionary, Communication Services and Materials sectors.

Our organization remains stable and our research team continues to pursue an active research agenda in which we are looking for better ways to measure value and identify signs of positive change. As always, we are focused on delivering the long-term results that our investors have come to expect from LSV and that we have delivered for clients since 1994.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance. Investing involves risk, including possible loss of principal. Investments in smaller companies typically exhibit higher volatility.

The MSCI Emerging Markets Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the emerging markets.

The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across the emerging markets.

The MSCI Emerging Markets Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across the emerging markets.

The MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries*. With 2,946 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Index Returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any manage fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Comparison of Change in the Value of a $100,000 Investment in the

LSV Emerging Markets Equity Fund, Institutional Class Shares, versus the MSCI Emerging Markets Index

(Unaudited)

*	The graph is based on only the Institutional Class Shares; performance for Investor Class Shares would be different due to differences in fee structures.

(1)	The LSV Emerging Markets Equity Fund Commenced operations on January 17, 2019.

(2)	Investor Class Shares commenced operations on January 17, 2019. Institutional Class Shares’ performance was adjusted to reflect the 12b-1 fees applicable to the Investor Class Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance does not guarantee future results. The Fund’s performance assumes the reinvestment of all dividends and all capital gain distributions. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Fee waivers were in effect. If they had not been in effect, performance would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 2.

October 31, 2023

Sector Weightings (Unaudited)†:

†	Percentages are based on total investments.

Schedule of Investments

LSV Emerging Markets Equity Fund

	Shares	Value (000)

Foreign Common Stock (96.1%)
Brazil (4.1%)
Banco do Brasil	24,300	$234
Camil Alimentos	44,100	60
JBS SA	35,400	141
Minerva	40,600	61
Telefonica Brasil	5,800	52
Vale	16,500	226
Vibra Energia	15,100	59

		833

Chile (1.1%)
Cencosud	83,100	135
Cia Cervecerias Unidas	6,200	35
Vina Concha y Toro	44,300	49

		219

China (25.8%)
3SBio	89,000	79
Alibaba Group Holding*	53,800	554
Anhui Conch Cement, Cl H	12,500	31
AviChina Industry & Technology, Cl H	195,000	88
BAIC Motor, Cl H	305,500	89
Baidu, Cl A*	6,240	82
Bank of China, Cl H	762,000	266
Bank of Communications, Cl H	208,000	123
Beijing Enterprises Holdings	22,500	75
China BlueChemical	302,000	71
China CITIC Bank, Cl H	263,000	117
China Coal Energy, Cl H	84,000	66
China Everbright	44,000	26
China Everbright Bank, Cl H	265,000	76
China Feihe	115,000	71
China Hongqiao Group	58,000	54
China Medical System Holdings	44,000	70

LSV Emerging Markets Equity Fund

	Shares	Value (000)
China (continued)
China Merchants Port Holdings	52,000	$66
China Minsheng Banking, Cl H	254,000	84
China Pacific Insurance Group, Cl H	39,000	96
China Petroleum & Chemical, Cl H	268,000	137
China Railway Group, Cl H	114,000	54
China Reinsurance Group, Cl H	740,000	42
China Resources Medical Holdings	121,000	71
China Suntien Green Energy, Cl H	88,000	31
China Tower, Cl H	554,000	52
China XLX Fertiliser	128,000	56
China Yongda Automobiles Services Holdings	98,000	38
Far East Horizon	91,000	64
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl H	22,000	59
Hengan International Group	15,000	50
Kangji Medical Holdings	64,000	53
Kunlun Energy	92,000	77
Lenovo Group	224,000	261
Lonking Holdings	152,000	23
NetDragon Websoft Holdings	32,000	57
New China Life Insurance, Cl H	34,700	76
People’s Insurance Group of China, Cl H	310,000	102
PetroChina, Cl H	454,000	296
PICC Property & Casualty, Cl H	164,000	187
Ping An Insurance Group of China, Cl H	12,000	61
Postal Savings Bank of China, Cl H	146,000	67
Shanghai Pharmaceuticals Holding, Cl H	36,000	52
Shougang Fushan Resources Group	210,000	69
Sinopec Engineering Group, Cl H	124,000	62
Sinopharm Group, Cl H	48,000	115
Sinotrans, Cl H	215,000	71
Sinotruk Hong Kong	56,000	105
SITC International Holdings	38,000	59
TCL Electronics Holdings	64,000	22
Tencent Music Entertainment Group ADR*	13,500	98
Tianneng Power International	72,000	65
Vipshop Holdings ADR*	8,700	124

The accompanying notes are an integral part of the financial statements

Schedule of Investments

October 31, 2023

LSV Emerging Markets Equity Fund

	Shares	Value (000)
China (continued)
Want Want China Holdings	83,000	$52
Yangzijiang Shipbuilding Holdings	81,400	86
Yuexiu Transport Infrastructure	98,000	51
Zhejiang Expressway, Cl H	68,000	51
Zhengzhou Coal Mining Machinery Group, Cl H	63,400	60

		5,240

Egypt (0.5%)
Eastern SAE	117,100	100

Greece (0.4%)
Motor Oil Hellas Corinth Refineries	3,600	86

Hong Kong (2.7%)
CSPC Pharmaceutical Group	134,000	117
Grand Pharmaceutical Group	124,500	67
Kingboard Laminates Holdings	66,000	62
Orient Overseas International	6,000	76
SSY Group	224,000	123
Zhongsheng Group Holdings	43,500	100

		545

Hungary (1.1%)
Magyar Telekom Telecommunications	26,200	41
MOL Hungarian Oil & Gas	10,900	87
OTP Bank Nyrt	2,400	89

		217

India (15.2%)
Amara Raja Energy & Mobility	12,400	91
Aurobindo Pharma	8,500	87
Canara Bank	31,400	145
Chambal Fertilisers and Chemicals	16,600	58
Coal India	48,300	182
Cyient	6,000	114
Firstsource Solutions	57,100	107
GAIL India	88,800	128
Gujarat State Fertilizers & Chemicals	50,600	122
HCL Technologies	5,400	83

LSV Emerging Markets Equity Fund

	Shares	Value (000)
India (continued)
Hindustan Aeronautics	1,800	$39
Indiabulls Housing Finance	3,100	6
Indian Bank	29,300	148
Jubilant Pharmova, Cl A	3,600	16
Kalpataru Projects International	5,889	47
Mahanagar Gas	6,973	86
National Aluminium	67,900	75
NMDC	44,900	83
NMDC Steel Ltd*	44,900	22
NTPC	51,900	147
Oil & Natural Gas	67,600	151
Oil India	31,200	112
Oracle Financial Services Software	2,200	103
Petronet LNG	42,400	102
Power Finance	68,500	203
Power Grid Corp of India	50,266	122
REC	60,600	210
Redington	64,800	111
Tata Steel	53,100	76
UPL	8,200	53
Vedanta	24,400	63

		3,092

Indonesia (2.0%)
Astra International	208,300	76
Bank Negara Indonesia Persero	295,400	89
Bukit Asam	279,400	44
Matahari Department Store	249,400	31
Telkom Indonesia Persero	370,100	81
United Tractors	58,800	93

		414

Malaysia (1.7%)
AMMB Holdings	88,000	71
CIMB Group Holdings	61,600	73
RHB Bank	62,800	74
Scientex	64,200	49
Sime Darby	105,900	51
Tenaga Nasional	17,900	37

		355

Mexico (2.8%)
Cemex*	208,200	125
Coca-Cola Femsa	13,600	103
Fibra Uno Administracion‡	55,800	85
Grupo Financiero Banorte, Cl O	11,500	93
Grupo Mexico	22,000	91

The accompanying notes are an integral part of the financial statements

Schedule of Investments

October 31, 2023

LSV Emerging Markets Equity Fund

	Shares	Value (000)
Mexico (continued)
Megacable Holdings	32,700	$64

		561

Philippines (0.4%)
DMCI Holdings	460,100	74

Poland (1.9%)
Asseco Poland	5,300	97
Cyfrowy Polsat	14,498	45
ORLEN	5,226	83
Powszechny Zaklad Ubezpieczen	14,000	158

		383

Russia (–%)
Gazprom PJSC(A),(B)*	11,300	—
LUKOIL PJSC(A),(B)	2,300	—
Magnit PJSC(A),(B)	1,000	—
MMC Norilsk Nickel PJSC(A),(B)*	370	—
Mobile TeleSystems PJSC(A),(B)	13,800	—

		—

South Africa (3.2%)
Absa Group	11,400	104
African Rainbow Minerals	4,300	35
Astral Foods	3,800	30
Exxaro Resources	5,300	53
Foschini Group	10,400	56
Impala Platinum Holdings	7,400	31
MTN Group	19,400	95
Nedbank Group	5,600	60
Oceana Group	16,600	62
Telkom SOC*	7,500	9
Vodacom Group	19,800	108

		643

South Korea (12.4%)
BGF retail	800	82
DB HiTek	1,900	69
DB Insurance	2,100	137
DL E&C	332	8
Doosan Bobcat	3,200	92
Hana Financial Group	2,900	84
Hankook & Co	5,100	46
Hyundai GF Holdings	4,572	12
Hyundai Glovis	800	102
Hyundai Green Food*	2,427	20
Hyundai Home Shopping Network	1,000	31

LSV Emerging Markets Equity Fund

	Shares	Value (000)
South Korea (continued)
Hyundai Marine & Fire Insurance	2,800	$65
Kginicis	1,700	13
Kia	4,000	229
KT	4,800	116
KT&G	1,300	82
LG	2,100	120
LX INTERNATIONAL CORP	2,700	50
LX Semicon	1,000	53
Samsung Electronics	10,400	517
Samsung SDS	1,000	103
Shinhan Financial Group	3,700	95
Shinsegae	500	63
SK Telecom	2,100	77
SNT Motiv	2,000	60
Value Added Technology	2,700	58
Vieworks	2,300	50
Wonik QnC	4,500	79

		2,513

Taiwan (14.8%)
ASE Technology Holding	51,000	179
Cathay Financial Holding	43,000	58
Chicony Electronics	20,000	77
Chipbond Technology	22,000	46
ChipMOS Technologies	58,000	74
Compeq Manufacturing	58,000	95
Fubon Financial Holding	34,650	64
Global Mixed Mode Technology	8,000	62
Hon Hai Precision Industry	62,000	185
International Games System	5,000	96
King Yuan Electronics	51,000	121
MediaTek	10,000	261
Micro-Star International	21,000	108
Novatek Microelectronics	11,000	155
Pou Chen	98,000	87
Powertech Technology	34,000	110
Primax Electronics	36,000	77
Radiant Opto-Electronics	20,000	77
Sigurd Microelectronics	41,000	75
Simplo Technology	9,000	93
Sino-American Silicon Products	16,000	81
SinoPac Financial Holdings	46	—
Taiwan Semiconductor Manufacturing	15,000	245
Topco Scientific	10,288	54
Tripod Technology	18,000	92
United Integrated Services	14,000	104
United Microelectronics	83,000	119
Yuanta Financial Holding	153,472	115

The accompanying notes are an integral part of the financial statements

Schedule of Investments

October 31, 2023

LSV Emerging Markets Equity Fund

	Shares	Value (000)
Taiwan (continued)
Zhen Ding Technology Holding	28,000	$85

		2,995

Thailand (2.6%)
Bangkok Bank	17,700	78
Kasikornbank	24,000	88
Kiatnakin Phatra Bank	43,700	60
Krung Thai Bank	286,900	150
Origin Property	273,000	68
Quality Houses	593,800	37
Supalai	96,600	49

		530

Turkey (1.7%)
BIM Birlesik Magazalar	11,400	109
Coca-Cola Icecek	6,400	83
Haci Omer Sabanci Holding	52,200	99
Turkiye Sise ve Cam Fabrikalari	29,600	50

		341

United Arab Emirates (1.7%)
Air Arabia PJSC	130,600	93
Emaar Properties PJSC	59,100	108
Emirates NBD Bank PJSC	31,300	144

		345

TOTAL FOREIGN COMMON STOCK (Cost $20,286)		19,486

Foreign Preferred Stock (1.4%)
Brazil** (1.4%)
Banco do Estado do Rio Grande do Sul	36,000	78
Cia Energetica de Minas Gerais	43,700	102
Itausa	56,200	96
Petroleo Brasileiro	1,500	10

		286

Colombia** (0.0%)
Banco Davivienda	1,700	7

TOTAL FOREIGN PREFERRED STOCK (Cost $304)		293

Warrants (0.0%)
Thailand (0.0%)
Kiatnakin Phatra Bank 01/02/2025 *	3,642	—

LSV Emerging Markets Equity Fund

	Shares	Value (000)
Thailand (continued)
Kiatnakin Phatra Bank 01/03/2027*	3,642	$—
		—

TOTAL WARRANTS (Cost $–)		—

	Face Amount (000)
Repurchase Agreement (2.0%)
South Street Securities 4.980%, dated 10/31/2023, to be repurchased on 11/01/2023, repurchase price $400 (collateralized by various U.S. Treasury obligations, ranging in par value $56 - $418, 0.500% - 3.625%, 05/15/2026 – 10/31/2027; total market value $408)	$400	400

TOTAL REPURCHASE AGREEMENT (Cost $400)		400

Total Investments – 99.5% (Cost $20,990)		$20,179

Percentages are based on Net Assets of $20,287 (000).

‡	Real Estate Investment Trust.
*	Non-income producing security.
**	No rate available.
(A)	Security is Fair Valued.
(B)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

Cl — Class

Ltd — Limited

PJSC — Public Joint Stock Company

The accompanying notes are an integral part of the financial statements

Schedule of Investments

October 31, 2023

The following is a summary of the inputs used as of October 31, 2023, in valuing the Fund’s investments carried at value ($000):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Foreign Common Stock
Brazil	$833	$–	$–	$833
Chile	219	–	–	219
China	222	5,018	–	5,240
Egypt	–	100	–	100
Greece	–	86	–	86
Hong Kong	–	545	–	545
Hungary	–	217	–	217
India	–	3,092	–	3,092
Indonesia	–	414	–	414
Malaysia	–	355	–	355
Mexico	561	–	–	561
Philippines	–	74	–	74
Poland	–	383	–	383
Russia‡	–	–	–^	–
South Africa	35	608	–	643
South Korea	–	2,513	–	2,513
Taiwan	–	2,995	–	2,995
Thailand	–	530	–	530
Turkey	99	242	–	341
United Arab Emirates	93	252	–	345

Total Foreign Common Stock	2,062	17,424	–	19,486

Foreign Preferred Stock
Brazil	286	–	–	286
Colombia	7	–	–	7

Total Foreign Preferred Stock	293	–	–	293

Total Warrants	–	–^	–	–

Total
Repurchase Agreement	–	400	–	400

Total Investments in Securities	$2,355	$17,824	$–	$20,179

(1)

A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

‡

For the year ended October 31, 2023, there were no significant changes into/out of Level 3. The transfer into Level 3 investments for the Fund were immaterial, although the unrealized appreciation/(depreciation) on these investments was $(473)($ Thousands). These securities were impacted by the invasion of Ukraine and sanctions on market conditions in Russia. From the start of the conflict in Ukraine until October 31, 2023, Russian-held investments were deemed to be worthless due to sanctions and inaccessibility of the market.

^	Includes Securities in which the fair value is $0 or has been rounded to $0.

Amounts designated as “—“ are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements

Statement of Assets and Liabilities (000)

October 31, 2023

LSV Emerging Markets Equity Fund

Assets:
Investments, at Value (Cost $20,990)	$20,179
Foreign Currency, at Value (Cost $232)	229
Receivable for Investment Securities Sold	82
Dividends and Interest Receivable	37
Reclaims Receivable	2
Prepaid Expenses	10

Total Assets	20,539

Liabilities:
Payable for Investment Securities Purchased	126
Accrued Foreign Capital Gains Tax	90
Payable to Custodian	17
Payable due to Transfer Agent	6
Payable due to Investment Adviser	5
Payable for Printing Fees	2
Payable for Pricing Fees	2
Payable for Professional Fees	2
Payable due to Administrator	1
Other Accrued Expenses	1

Total Liabilities	252

Net Assets	$20,287

Net Assets Consist of:
Paid-in Capital	$21,006
Total Accumulated Losses	(719)
Net Assets	$20,287

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class Shares ($18,960 ÷ 1,862,972 shares)(1)	$10.18

Net Asset Value, Offering and Redemption Price Per Share — Investor Class Shares ($1,327 ÷ 130,704 shares)(1)	$10.15

(1) Shares have not been rounded.

The accompanying notes are an integral part of the financial statements

Statement of Operations (000)

For the year ended October 31, 2023

LSV Emerging Markets Equity Fund

Investment Income:
Dividend Income	$1,150
Interest Income	6
Foreign Taxes Withheld	(146)

Total Investment Income	1,010

Expenses:
Investment Advisory Fees	199
Administration Fees	12
Distribution Fees - Investor Class	3
Trustees’ Fees	2
Chief Compliance Officer Fees	1
Custodian Fees	65
Transfer Agent Fees	39
Registration and Filing Fees	35
Professional Fees	5
Printing Fees	1
Insurance and Other Fees	10
Total Expenses	372
Less: Waiver of Investment Advisory Fees	(128)
Less: Fees Paid Indirectly — (see Note 4)	(2)

Net Expenses	242

Net Investment Income	768
Net Realized Loss on Investments	(375)
Net Realized Loss on Foreign Currency Transactions	(4)
Net Realized Loss on Foreign Capital Gains Tax	(17)
Net Change in Unrealized Appreciation on Investments	3,237
Net Change in Unrealized Depreciation on Foreign Capital Gains Tax on Appreciated Securities	(78)
Net Change in Unrealized Appreciation on Foreign Currency Translation	3

Net Realized and Unrealized Gain on Investments	2,766
Net Increase in Net Assets Resulting from Operations	$3,534

The accompanying notes are an integral part of the financial statements

Statements of Changes in Net Assets (000)

For the year ended October 31,

	LSV Emerging Markets Equity Fund
	2023	2022

Operations:
Net Investment Income	$768	$703
Net Realized Loss	(396)	(35)
Net Change in Unrealized Appreciation (Depreciation)	3,162	(4,654)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,534	(3,986)
Distributions
Institutional Class Shares	(589)	(1,265)
Investor Class Shares	(31)	(85)

Total Distributions	(620)	(1,350)
Capital Share Transactions:
Institutional Class Shares:
Issued	1,782	11,227
Reinvestment of Dividends and Distributions	588	1,265
Redeemed	(1,961)	(5,151)

Net Increase from Institutional Class Shares Transactions	409	7,341
Investor Class Shares:
Issued	756	499
Reinvestment of Dividends and Distributions	31	85
Redeemed	(415)	(479)
Net Increase from Investor Class Shares Transactions	372	105
Net Increase in Net Assets Derived from Capital Share Transactions	781	7,446

Total Increase in Net Assets	3,695	2,110

Net Assets:
Beginning of Year	16,592	14,482
End of Year	$20,287	$16,592

Shares Transactions:
Institutional Class:
Issued	178	1,113
Reinvestment of Dividends and Distributions	62	111
Redeemed	(197)	(517)

Total Institutional Class Share Transactions	43	707
Investor Class:
Issued	75	46
Reinvestment of Dividends and Distributions	3	7
Redeemed	(41)	(44)

Total Investor Class Share Transactions	37	9
Net Increase in Shares Outstanding	80	716

The accompanying notes are an integral part of the financial statements

Financial Highlights

For a share outstanding throughout each period or year ended October 31,

	Net Asset Value Beginning of Year	Net Investment Income (1)	Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

LSV Emerging Markets Equity Fund

Institutional Class Shares

2023	$8.67	$0.39	$1.44	$1.83	$(0.32)	$–	$(0.32)	$10.18	21.39%	$18,960	1.19%	1.85%	3.87%	17%
2022	12.09	0.45	(2.88)	(2.43)	(0.36)	(0.63)	(0.99)	8.67	(21.97)	15,780	1.19	2.45	4.33	38
2021	9.11	0.37	2.91	3.28	(0.21)	(0.09)	(0.30)	12.09	36.38	13,451	1.19	2.68	3.18	19
2020	10.28	0.26	(1.11)	(0.85)	(0.31)	(0.01)	(0.32)	9.11	(8.67)	6,384	1.19	3.20	2.85	19
2019**	10.00	0.27	0.01	0.28	–	–	–	10.28	2.80	6,416	1.20	4.20	3.38	5	‡

Investor Class Shares

2023	$8.65	$0.37	$1.43	$1.80	$(0.30)	$–	$(0.30)	$10.15	21.02%	$1,327	1.45%	2.09%	3.65%	17%
2022	12.07	0.43	(2.89)	(2.46)	(0.33)	(0.63)	(0.96)	8.65	(22.18)	812	1.45	2.63	4.04	38
2021	9.10	0.37	2.88	3.25	(0.19)	(0.09)	(0.28)	12.07	36.06	1,031	1.45	2.95	3.15	19
2020	10.28	0.25	(1.12)	(0.87)	(0.30)	(0.01)	(0.31)	9.10	(8.83)	350	1.45	3.50	2.79	19
2019**	10.00	0.15	0.13	0.28	–	–	–	10.28	2.80	184	1.48 (2)	3.89	1.92	5	‡

**	Commenced operations on January 17, 2019. All ratios for the period have been annualized
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Per share calculations were performed using average shares for the period.
(2)	Ratio reflects the impact of the low level of average Net Assets. Under normal asset levels, the ratio of expenses to Average Net Assets would have been 1.45%.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements

October 31, 2023

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 28 funds. The financial statements herein are those of the LSV Emerging Markets Equity Fund, a diversified Fund (the “Fund”). The Fund seeks long-term growth of capital by investing in undervalued stocks which are out of favor in the market. The Fund commenced operations on January 17, 2019, offering Institutional Class Shares and Investor Class Shares. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2023, the total market value of securities that were fair valued by the Committee were $0 (000) or 0.0% of Net Assets.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser

Notes to Financial Statements

October 31, 2023

that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses Intercontinental Exchange Data Pricing & Reference Data, LLC (“ICE”) as a third party fair valuation vendor when the fair value trigger is met. ICE provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held. As of October 31, 2023, the total market value of securities were valued based on the fair value prices provided by ICE were $17,424 (000) or 85.9% of Net Assets. If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with The Adviser’s pricing procedures,etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities on open tax years (i.e. the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2023, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade

Notes to Financial Statements

October 31, 2023

date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Investments in Real Estate Investment Trusts (REITs) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”), as determined by the Adviser. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund.

At October 31, 2023, the open repurchase agreement by counterparty which is subject to a MRA on a net payment basis is as follows (000):

Counterparty	Repurchase Agreement	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)

South Street Securities	$400	$400	$—	$—

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

Foreign Currency Translation— The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses— Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or average daily net assets

Classes— Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of average daily net assets.

Dividends and Distributions to Shareholders— Dividends from net investment income, if any, are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust

Notes to Financial Statements

October 31, 2023

for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and reviewed by the Board.

4.	Administration, Distribution, Transfer Agency and Custodian Agreements:

The Fund, along with other series of the Trust advised by LSV Asset Management (the “Adviser”), and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2023, the Fund incurred $11,775 for these services.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

The Fund has adopted a distribution plan under the Rule 12b-1 under the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the year ended October 31, 2023, the Fund incurred $2,887 of distribution fees.

SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Asset Manager Solutions, Inc.) serves as transfer agent and dividend disbursing agent for the Fund under the transfer agency agreement with the Trust. During the year ended October 31, 2023, the Fund earned $1,828 in cash management credits which were used to offset transfer agent expenses.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5.	Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit the Fund’s total operating expenses after fee waivers and/or expense reimbursements to a maximum of 1.20% and 1.45% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, through February 28, 2024. Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2023.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2023, were as follows (000):

Purchases	$4,133
Sales	$3,328

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent.

The permanent differences primarily consist of foreign currency translations, reclassification of long term capital gain distribution on REITs and foreign capital gains tax. There are no permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings (Accumulated Losses) as of October 31, 2023.

The tax character of dividends and distributions paid during the years ended October 31, 2023 and 2022 was as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total

2023	$620	$—	$620
2022	718	632	1,350

As of October 31, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

Undistributed Ordinary Income	$986
Capital Loss Carryforward	(388)
Other Temporary Differences	2
Unrealized Depreciation	(1,319)

Total Accumulated Losses	$(719)

Notes to Financial Statements

October 31, 2023

As of October 31, 2023, the Fund has short-term and long-term capital loss carryforwards of $2 (000) and $386 (000), respectively.

During the year ended October 31, 2023, no capital loss carryforwards were utilized to offset capital gains.

The total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2023, were as follows (000):

	Aggregated	Aggregated
	Gross	Gross	Net
Federal	Unrealized	Unrealized	Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation*
$ 21,406	$2,118	$(3,347)	$(1,229)

* The difference in unrealized depreciation is attributable to Foreign Capital Gains Tax Payable.

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to wash sales and investments in passive foreign investment companies (PFICs).

8.	Concentration of Risks:

Equity Risk — Since the Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and through Depositary Receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Market Risk — Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Risk of Investing in Russia — Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that provide military or economic support to Russia. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject

Notes to Financial Statements

October 31, 2023

to economic sanctions related to the invasion. To the extent that a Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. In addition, any exposure that a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s investments. The extent and duration of military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict. These events have resulted in, and could continue to result in, significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund beyond any direct exposure a Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/ or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Medium and Smaller Capitalization Risk — The medium-and smaller-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Preferred Stock Risk — Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

9.	Concentration of Shareholders:

At October 31, 2023, 83% of total shares outstanding for the Institutional Class Shares were held by four record shareholders each owning 10% or greater of the aggregate total shares outstanding. At October 31, 2023, 90% of total shares outstanding for the Investor Class Shares were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding. These were comprised mostly of omnibus accounts which were held on behalf of various individual shareholders.

10.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund and the Shareholders of LSV Emerging Markets Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LSV Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from January 17, 2019 (commencement of operations) to October 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting The Advisors’ Inner Circle Fund) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from January 17, 2019 (commencement of operations) to October 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LSV Asset Management investment companies since 2005.

Philadelphia, Pennsylvania

December 29, 2023

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2023.

The table below illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return —the account values shown do not apply to your specific investment.

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period*
LSV Emerging Markets Equity Fund

Actual Fund Return
Institutional Class Shares	$1,000.00	$992.20	1.20%	$6.03
Investor Class Shares	1,000.00	990.20	1.45	7.27

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.16	1.20%	$6.11
Investor Class Shares	1,000.00	1,017.90	1.45	7.38

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Review of Liquidity Risk Management Program (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 23, 2023, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2022 through December 31, 2022. Among other things, the Program Administrator’s report noted that:

•

The Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report.

•	During the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders.

•	No material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 888-Fund-LSV. The following chart lists Trustees and Officers as of October 31, 2023.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INTERESTED TRUSTEES[3,4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INDEPENDENT TRUSTEES[3]
Kathleen Gaffney (Born: 1952)	Trustee (Since 2011)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds.

Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds. Former Directorships: Trustee of The KP Funds to 2022.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022

Bruce R. Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Former Directorships: Trustee of The KP Funds to 2022. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund) to 2022.

Former Directorships: Trustee of The KP Funds to 2022.

Monica Walker (Born: 1958)	Trustee (since 2012)	Retired. Private Investor since 2017. Co-Founder (1991-2017), Chairman and Chief Executive Officer (2009 to 2017) and Chief Investment Officer - Equity (2007 to 2017) of Holland Capital Management, LLC (Chicago).	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.	None.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
Donald Duncan (Born: 1962)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)	Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.	None.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.	None.
Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

None.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.	None.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.	None.

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

None.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.	None.

NOTICE TO SHAREHOLDERS

OF

LSV EMERGING MARKETS EQUITY FUND

(Unaudited)

For shareholders that do not have an October 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2023, the Fund is designating the following items with regard to distributions paid during the year.

Qualifying
for Corporate
Long-Term	Ordinary		Dividends	Qualifying	U.S.	Interest	Short-Term	Qualifying	Foreign
Capital Gain	Income	Total	Receivable	Dividend	Government	Related	Capital Gain	Business	Tax
Distribution	Distributions	Distributions	Deductions (1)	Income (2)	Interest (3)	Dividends(4)	Dividends(5)	Income(6)	Credit(7)
0.00%	100.00%	100.00%	0.00%	56.61%	0.00%	0.00%	0.00%	0.00%	20.81%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the aforementioned Fund to designate the maximum amount permitted by the law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Advisors’ Inner Circle Fund-LSV Emerging Markets Equity Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(7)

The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended 2023 the total amount of foreign source income is $965,825. The total Amount of Foreign tax paid is $162,910. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Notes

Notes

Notes

Trust:

The Advisors’ Inner Circle Fund

Fund:

LSV Emerging Markets Equity Fund

Adviser:

LSV Asset Management

Distributor:

SEI Investments Distribution Co.

Administrator:

SEI Investments Global Fund Services

Legal Counsel:

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm:

Ernst & Young LLP

The Fund files their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-386-3578; and (ii) on the SEC’s website at http://www.sec.gov.

LSV-AR-011-0500

(b)	Not applicable.

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial expert is Robert Mulhall. Mr Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023				FYE October 31, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$72,710	None	None		$72,710		None	None
(b)	Audit-Related Fees	None	None	None		None		None	None
(c)	Tax Fees	None	None	$115,395	(4)	$10,000	(2)	None	$256,295	(4)
(d)	All Other Fees	None	None	$47,411	(5)	None		None	$86,500	(5)

2

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$550,800	None	None	$529,590		None	None
(b)	Audit-Related Fees	None	None	None	$10,000	(6)	None	None
(c)	Tax Fees	None	None	None	$2,000	(3)	None	None
(d)	All Other Fees	None	None	None	None		None	None

Fees billed by Cohen & Co. (“Cohen”) related to the Trust.

Cohen billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$61,000	None	None	$61,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

3

(2)	Final tax compliance services provided to McKee International Equity Portfolio.
(3)	Common Reporting Standard (“CRS”) tax services for the Sands Capital Global Growth Fund.
(4)	Tax compliance services provided to service affiliates of the funds.
(5)	Non-audit assurance engagements for service affiliates of the funds.
(6)	Fees related to consents for Cambiar N-14 filings.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2023	2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

4

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2023	2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (Cohen):

	2023	2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended October 31st were $162,806 and $342,795 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended October 31st were $0 and $2,000 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by Cohen for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(h)    During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

5

(i)    Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)    Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

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Item 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO

Date: January 9, 2024

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